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                                                                   EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the inclusion of our report dated April 10, 1997, with respect to the financial statements of Equality Mortgage Corporation, included in the Prospectus forming a part of Equality Bancorp, Inc.'s Pre-Effective Amendment No. 1 of its Registration Statement on Form S-1.

                                  LOGO
                                  Rubin, Brown, Gornstein & Co. LLP

August 6, 1997
St. Louis, Missouri